                                                                     EXHIBIT 24

                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney

                        (Houston Industries Energy, Inc.
                 Long-Term Project Incentive Compensation Plan)


                 WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-8 (the "Registration Statement"), including in each instance any prospectus included therein (a "Prospectus"), with such amendments to each such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Prospectus, in connection with the registration of shares of common stock, without par value, of the Company and the preference purchase rights appurtenant thereto, to be issued to employees of the Company or its subsidiaries in connection with the Houston Industries Energy, Inc. Long-Term Project Incentive Compensation Plan.

                 NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don
D. Jordan, Hugh Rice Kelly and William A. Cropper, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments thereto, and any supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument this 7th day of December, 1994.



                                        /s/ Milton Carroll
                                            Milton Carroll

                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney

                        (Houston Industries Energy, Inc.
                 Long-Term Project Incentive Compensation Plan)


                 WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-8 (the "Registration Statement"), including in each instance any prospectus included therein (a "Prospectus"), with such amendments to each such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Prospectus, in connection with the registration of shares of common stock, without par value, of the Company and the preference purchase rights appurtenant thereto, to be issued to employees of the Company or its subsidiaries in connection with the Houston Industries Energy, Inc. Long-Term Project Incentive Compensation Plan.

                 NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don
D. Jordan, Hugh Rice Kelly and William A. Cropper, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments thereto, and any supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument this 7th day of December, 1994.



                                   /s/ John T. Cater
                                       John T. Cater

                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney

                        (Houston Industries Energy, Inc.
                 Long-Term Project Incentive Compensation Plan)


                 WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-8 (the "Registration Statement"), including in each instance any prospectus included therein (a "Prospectus"), with such amendments to each such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Prospectus, in connection with the registration of shares of common stock, without par value, of the Company and the preference purchase rights appurtenant thereto, to be issued to employees of the Company or its subsidiaries in connection with the Houston Industries Energy, Inc. Long-Term Project Incentive Compensation Plan.

                 NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don
D. Jordan, Hugh Rice Kelly and William A. Cropper, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments thereto, and any supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument this 7th day of December, 1994.



                                     /s/ Robert J. Cruikshank
                                         Robert J. Cruikshank

                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney

                        (Houston Industries Energy, Inc.
                 Long-Term Project Incentive Compensation Plan)


                 WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-8 (the "Registration Statement"), including in each instance any prospectus included therein (a "Prospectus"), with such amendments to each such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Prospectus, in connection with the registration of shares of common stock, without par value, of the Company and the preference purchase rights appurtenant thereto, to be issued to employees of the Company or its subsidiaries in connection with the Houston Industries Energy, Inc. Long-Term Project Incentive Compensation Plan.

                 NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don
D. Jordan, Hugh Rice Kelly and William A. Cropper, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments thereto, and any supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument this 7th day of December, 1994.



                                   /s/ Linnet F. Deily
                                       Linnet F. Deily

                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney

                        (Houston Industries Energy, Inc.
                 Long-Term Project Incentive Compensation Plan)


                 WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-8 (the "Registration Statement"), including in each instance any prospectus included therein (a "Prospectus"), with such amendments to each such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Prospectus, in connection with the registration of shares of common stock, without par value, of the Company and the preference purchase rights appurtenant thereto, to be issued to employees of the Company or its subsidiaries in connection with the Houston Industries Energy, Inc. Long-Term Project Incentive Compensation Plan.

                 NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don
D. Jordan, Hugh Rice Kelly and William A. Cropper, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments thereto, and any supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument this 7th day of December, 1994.



                                      /s/ Joseph M. Hendrie
                                          Joseph M. Hendrie

                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney

                        (Houston Industries Energy, Inc.
                 Long-Term Project Incentive Compensation Plan)


                 WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-8 (the "Registration Statement"), including in each instance any prospectus included therein (a "Prospectus"), with such amendments to each such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Prospectus, in connection with the registration of shares of common stock, without par value, of the Company and the preference purchase rights appurtenant thereto, to be issued to employees of the Company or its subsidiaries in connection with the Houston Industries Energy, Inc. Long-Term Project Incentive Compensation Plan.

                 NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don
D. Jordan, Hugh Rice Kelly and William A. Cropper, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments thereto, and any supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument this 7th day of December, 1994.



                                        /s/ Howard W. Horne
                                            Howard W. Horne

                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney

                        (Houston Industries Energy, Inc.
                 Long-Term Project Incentive Compensation Plan)


                 WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-8 (the "Registration Statement"), including in each instance any prospectus included therein (a "Prospectus"), with such amendments to each such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Prospectus, in connection with the registration of shares of common stock, without par value, of the Company and the preference purchase rights appurtenant thereto, to be issued to employees of the Company or its subsidiaries in connection with the Houston Industries Energy, Inc. Long-Term Project Incentive Compensation Plan.

                 NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don
D. Jordan, Hugh Rice Kelly and William A. Cropper, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments thereto, and any supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument this 7th day of December, 1994.



                                    /s/ Alexander F. Schilt
                                        Alexander F. Schilt

                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney

                        (Houston Industries Energy, Inc.
                 Long-Term Project Incentive Compensation Plan)


                 WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-8 (the "Registration Statement"), including in each instance any prospectus included therein (a "Prospectus"), with such amendments to each such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Prospectus, in connection with the registration of shares of common stock, without par value, of the Company and the preference purchase rights appurtenant thereto, to be issued to employees of the Company or its subsidiaries in connection with the Houston Industries Energy, Inc. Long-Term Project Incentive Compensation Plan.

                 NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don
D. Jordan, Hugh Rice Kelly and William A. Cropper, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments thereto, and any supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument this 7th day of December, 1994.



                                        /s/ Kenneth L. Schnitzer, Sr.
                                            Kenneth L. Schnitzer, Sr.

                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney

                        (Houston Industries Energy, Inc.
                 Long-Term Project Incentive Compensation Plan)


                 WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-8 (the "Registration Statement"), including in each instance any prospectus included therein (a "Prospectus"), with such amendments to each such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Prospectus, in connection with the registration of shares of common stock, without par value, of the Company and the preference purchase rights appurtenant thereto, to be issued to employees of the Company or its subsidiaries in connection with the Houston Industries Energy, Inc. Long-Term Project Incentive Compensation Plan.

                 NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don
D. Jordan, Hugh Rice Kelly and William A. Cropper, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments thereto, and any supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument this 7th day of December, 1994.



                                        /s/ D. D. Sykora
                                            D. D. Sykora

                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney

                        (Houston Industries Energy, Inc.
                 Long-Term Project Incentive Compensation Plan)


                 WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-8 (the "Registration Statement"), including in each instance any prospectus included therein (a "Prospectus"), with such amendments to each such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Prospectus, in connection with the registration of shares of common stock, without par value, of the Company and the preference purchase rights appurtenant thereto, to be issued to employees of the Company or its subsidiaries in connection with the Houston Industries Energy, Inc. Long-Term Project Incentive Compensation Plan.

                 NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don
D. Jordan, Hugh Rice Kelly and William A. Cropper, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments thereto, and any supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument this 4th day of August, 1994.



                                        /s/ Jack T. Trotter
                                            Jack T. Trotter

                        HOUSTON INDUSTRIES INCORPORATED

                               Power of Attorney

                        (Houston Industries Energy, Inc.
                 Long-Term Project Incentive Compensation Plan)


                 WHEREAS, HOUSTON INDUSTRIES INCORPORATED, a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), one or more Registration Statements, each on Form S-8 (the "Registration Statement"), including in each instance any prospectus included therein (a "Prospectus"), with such amendments to each such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, together with any and all exhibits and other documents related to each such Registration Statement or Prospectus, in connection with the registration of shares of common stock, without par value, of the Company and the preference purchase rights appurtenant thereto, to be issued to employees of the Company or its subsidiaries in connection with the Houston Industries Energy, Inc. Long-Term Project Incentive Compensation Plan.

                 NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Don
D. Jordan, Hugh Rice Kelly and William A. Cropper, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments thereto, and any supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument this 7th day of December, 1994.



                                        /s/ Bertram Wolfe
                                            Bertram Wolfe